SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)  July 1, 2003
                                                  ------------


                         Advanced Medical Optics, Inc.
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            (Exact Name of Registrant as Specified in its Charter)



          Delaware                    001-31257                33-0986820
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(State or Other Jurisdiction          (Commission           (IRS Employer
    of Incorporation)                File Number)           Identification No.)



1700 E. St. Andrew Place, Santa Ana, CA                               92705
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code (714) 247-8200
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         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events and Regulation FD Disclosures
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On July 1, 2003, the Registrant issued the press release attached hereto as
Exhibit 99.1 and by this reference incorporated herein.



Item 7.  Financial Statements and Exhibits
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     (c) Exhibits
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        Number                               Exhibit
        ------                               -------
         99.1               Press Release of Advanced Medical Optics, Inc.
                            dated July 1, 2003




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Advanced Medical Optics, Inc.


Dated: July 1, 2003                       By: /s/ Aimee S. Weisner
                                             ----------------------------------
                                               Aimee S. Weisner,
                                               Corporate Vice President,
                                               General Counsel and Secretary



                               INDEX TO EXHIBITS


        Number                               Exhibit
        ------                               -------

         99.1               Press Release of Advanced Medical Optics, Inc.
                            dated July 1, 2003